UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006 (August 8, 2006)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 1700 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On August 8, 2006, Bristow Group Inc. (the “Company”) issued a press release which summarized its financial results for the three-month period ended June 30, 2006 (the “Financial Results”). This press release was issued in anticipation of a conference call and Q&A session starting at 10:00 a.m. EDT (9:00 CDT) on Wednesday, August 9, 2006 to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press Release dated August 8, 2006
Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: August 8, 2006	By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release dated August 8, 2006
Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.